UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

OPTICAL COMMUNICATION PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6101 Variel Avenue Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(818) 251-7100

                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results Of Operations And Financial Condition

On July 28, 2005, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 are furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 25, 2005, the Board of Directors (the “Board”) of the Registrant received notice from Naoomi Tachikawa and Akihiro Fukunaga that they had resigned from the Board effective July 25, 2005. There was no disagreement between the Company and Messrs. Tachikawa and Fukunaga related to Company operations, policies or practices. On July 26, 2005, Mr. Yukimasa Shiga, a current Board member, was appointed to the Compensation Committee to fill the vacancy created by Mr. Tachikawa’s resignation.

On July 26, 2005, the Board elected Arinobu Sato and Haruki Ogoshi to fill the vacancies on the Company’s Board. On July 28, 2005, the Company issued a press release announcing the election of Messrs. Sato and Ogoshi to the Board. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Mr. Sato is the Manager of the Group Business Administration Department of The Furukawa Electric Co., Ltd. (“Furukawa”). Mr. Ogoshi is the General Manager of the Optical Component Products Department Telecommunications Company of Furukawa. The Company has worked closely with Furukawa, its indirect majority stockholder, in the past, and intends to continue to work closely with Furukawa in the future. The Company currently purchases the majority of its lasers from Furukawa and Furukawa’s related parties pursuant to a Master Purchase Agreement dated October 1, 2003. During the fiscal year ended September 30, 2004, the Company purchased these lasers from Furukawa and Furukawa’s related parties in the ordinary course of business. The Company also sells some of its subsystems and modules in the regular course of its business to Furukawa and several of Furukawa’s subsidiaries and affiliates.

The Company has also entered into a registration rights agreement with Furukawa Electric North America, Inc., a wholly-owned subsidiary of Furukawa, which includes demand registration rights and other standard rights and limitations.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release of the Registrant dated July 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2005	OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

By: /s/	Susie L. Nemeti
Susie L. Nemeti
Chief Financial Officer